Subsequent events	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
Subsequent events

Subsequent to June 30, 2013, the Company issued 10,609,508 shares of common stock for services valued at $406,580.

Subsequent to June 30, 2013, the Company issued 8,992,662 shares of common stock in connection with the conversion of $69,200 in debt. The Company recorded finance costs totaling $60,000 in relation to the issuance.

On July 18, 2013, the Company and its CEO entered into an Amended and Restated Employment agreement which increased the CEO’s annual salary to $250,000 per annum, payable bimonthly.

On June 27, 2013, the Company issued a Convertible Promissory Note to Asher in the amount of $22,500 which funded in July 2013. The note bears interest at a rate of 8% per annum, is unsecured and matures on March 31, 2014. The note is convertible into common stock in whole or in part at a variable conversion price equal to a 45% discount to the 10-day average trading price prior to the conversion date.